UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2005
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                         FRONTIER FINANCIAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Washington                    000-15540                  91-1223535
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(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                File Number)           identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700

   __________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2005, the Corporation released earnings information for the first quarter ended March 31, 2005. The press release includes information regarding interest income on a taxable equivalent basis, or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the net interest margin for comparative purposes.


Exhibit No.          Description
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    99               Press release dated April 20, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2005
                                                  FRONTIER FINANCIAL CORPORATION

                                                     By: /s/ Michael J. Clementz
                                                        ------------------------
                                                             Michael J. Clementz
                                                     Its:    President & CEO